UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 6, 2020

BOXWOOD MERGER CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-38745	83-0808563
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8801 Calera Drive

Austin, Texas 78735

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (512) 575-3637

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one Warrant	BWMCU	The Nasdaq Stock Market LLC
Class A common stock, $0.0001 par value per share	BWMC	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share of Class A common stock	BWMCW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On February 6, 2020, Boxwood Merger Corp. (“Boxwood” or the “Company”) convened and then adjourned, without conducting any business, Boxwood’s adjourned special meeting in lieu of the 2019 annual meeting of stockholders of Boxwood (the “special meeting”) relating to its previously announced proposed business combination (the “business combination”) with Atlas Intermediate Holdings LLC (“Atlas”) until Monday, February 10, 2020, at 10:00 a.m., Eastern Time, at the offices of Winston & Strawn LLP, at 200 Park Avenue, New York, New York 10166. The only proposal submitted for a vote of the stockholders at the special meeting was the approval of the adjournment of the special meeting to a later date or dates (the “adjournment proposal”). The adjournment proposal is described in detail in the Company’s definitive proxy statement, filed with the U.S. Securities and Exchange Commission (the “SEC”) on November 12, 2019 (the “definitive proxy statement”), relating to the business combination.

As of the close of business on November 6, 2019, the record date for the special meeting, there were 20,250,000 shares of Class A common stock, par value $0.0001 per share (“Class A common stock”), and 5,000,000 shares of Class F common stock, par value $0.0001 per share (together with the Class A common stock, the “common stock”), outstanding, each of which was entitled to one vote with respect to the adjournment proposal. A total of 22,469,727 shares of common stock, representing approximately 88.99% of the outstanding shares of common stock entitled to vote, were present in person or by proxy, constituting a quorum to conduct business.

The Company’s stockholders approved the adjournment proposal by the votes set forth below:

For	Against	Abstain	Broker Non-Votes
21,103,277	1,366,001	449	0

Item 7.01 Regulation FD Disclosure.

Furnished as Exhibit 99.1 hereto is a press release, dated February 6, 2020 (the “Press Release”), issued by Boxwood Merger Corp. (“Boxwood”) announcing that Boxwood convened and then adjourned, without conducting any other business, Boxwood’s adjourned special meeting in lieu of the 2019 annual meeting of its stockholders (the “special meeting”), scheduled to occur on Thursday, February 6, 2020 at 10:00 a.m., Eastern Time, until Monday, February 10, 2020, at 10:00 a.m., Eastern Time, at the offices of Winston & Strawn LLP, located at 200 Park Avenue, New York, NY 10166.

The special meeting is being held to vote on the proposals described in Boxwood’s definitive proxy statement, filed with the U.S. Securities and Exchange Commission (the “SEC”) on November 12, 2019 (the “definitive proxy statement”), relating to the proposed business combination with Atlas.

The information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to liabilities under that section, and shall not be deemed to be incorporated by reference into any filings of the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K (the “Current Report”) shall not be deemed an admission as to the materiality of any information in this Item 7.01, including Exhibit 99.1.

Item 8.01 Other Events.

In connection with the approval by the Company’s shareholders to adjourn the special meeting, the Company adjourned, without conducting any business, the special meeting until Monday, February 10, 2020, at 10:00 a.m., Eastern Time, at the offices of Winston & Strawn LLP, at 200 Park Avenue, New York, New York 10166.

No Offer or Solicitation

This Current Report is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy any securities pursuant to the proposed business combination and other transactions described herein or otherwise, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Important Information About the Business Combination and Where to Find It

In connection with the business combination, on November 12, 2019, Boxwood filed a definitive proxy statement with the SEC. The definitive proxy statement and other relevant documents have been sent or given to the stockholders of Boxwood as of November 6, 2019, the record date established for voting on the business combination and contains important information about the business combination and related matters. Boxwood stockholders and other interested persons are advised to read the definitive proxy statement, any amendments thereto and any other materials filed or that will be filed with the SEC in connection with Boxwood’s solicitation of proxies for the meeting of stockholders to be held to approve, among other things, the business combination, because they contain or will contain important information about Boxwood, Atlas and the business combination. Stockholders are also able to obtain copies of the definitive proxy statement and other relevant materials, without charge, at the SEC’s website at www.sec.gov. Copies of the documents filed with the SEC by Boxwood can be obtained free of charge at https://www.cstproxy.com/boxwoodmc/2019 or by directing a written request to Boxwood Merger Corp., 8801 Calera Drive, Austin, Texas 78735 or by telephone at 512-575-3637.

Participants in the Solicitation

Boxwood and Atlas and their respective directors and executive officers may be deemed participants in the solicitation of proxies of Boxwood stockholders in connection with the business combination. Information about such persons, including their names and a description of their interests in Boxwood, Atlas and the business combination, as applicable, are set forth in the definitive proxy statement for the business combination. The definitive proxy statement is available free of charge at the SEC’s website at www.sec.gov, or by directing a request to Boxwood, 8801 Calera Drive, Austin, Texas 78735 or by telephone at 512-575-3637.

Forward-Looking Statements

This Current Report includes certain statements that may constitute “forward-looking statements” for purposes of the federal securities laws. Forward-looking statements include, but are not limited to, statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements may include, for example, statements about the parties’ ability to effect the business combination and related financing transactions and the benefits of the business combination. These forward-looking statements are based on information available as of the date of this Current Report, and current expectations, forecasts and assumptions, and involve a number of judgments, risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing the parties’ views as of any subsequent date, and Boxwood and Atlas do not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. You should not place undue reliance on these forward-looking statements. As a result of a number of known and unknown risks and uncertainties, actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the unit purchase agreement entered into in connection with the business combination (the “transaction agreement”); (2) the outcome of any legal proceedings that may be instituted against Boxwood or Atlas relating to the proposed business combination and related transactions or the definitive proxy statement; (3) the inability to complete the transactions contemplated by the transaction agreement due to the failure to obtain approval of the stockholders of Boxwood or satisfy other conditions to the closing of the business combination and the inability to complete the transactions contemplated by the agreement between Atlas and Long Engineering, Inc. (“Long Engineering”) due to the failure to satisfy the conditions to the closing of such transactions; (4) the ability to obtain or maintain the listing of Boxwood’s shares of Class A common stock and warrants on Nasdaq following the business combination; (5) the risk that the business combination disrupts the parties’ current plans and operations as a result of the announcement and consummation of the transactions described herein; (6) the ability to recognize the anticipated benefits of the business combination or the acquisition of Long Engineering, which may be affected by, among other things, competition, the ability of Boxwood, Atlas and Long Engineering to grow and manage growth profitably, maintain relationships with customers and suppliers and retain management and key employees; (7) costs related to the business combination and the acquisition of Long Engineering; (8) changes in applicable laws or regulations; (9) the possibility that Boxwood, Atlas or Long Engineering may be adversely affected by other economic, business, and/or competitive factors; and (10) other risks and uncertainties indicated from time to time in the definitive proxy statement filed by Boxwood with the SEC in connection with the business combination, including those under “Risk Factors” therein, and other factors identified in Boxwood’s prior and future filings with the SEC, available at www.sec.gov.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release Issued by Boxwood Merger Corp., dated February 6, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOXWOOD MERGER CORP.

	By:	/s/ Stephen M. Kadenacy
Name: Stephen M. Kadenacy
Title: Chief Executive Officer

Dated: February 6, 2020

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